                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.1

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                            STOCK PURCHASE AGREEMENT


                                  BY AND AMONG

                                  SALTON, INC.


                                       AND


                 HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.


                              --------------------

                          DATED AS OF DECEMBER 28, 2006

                              ---------------------





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

                                TABLE OF CONTENTS


I.       DEFINITIONS...........................................................1
         1.1.   Definitions ...................................................1
         1.2.   Interpretation.................................................4

II.      STOCK PURCHASE........................................................4
         2.1.   Issued Shares..................................................4
         2.2.   Securities Act Exemption and Compliance; Registration Rights...5

III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................5
         3.1.   Due Organization, Good Standing and Corporate Power............6
         3.2.   Authorization and Validity of Agreement........................6
         3.3.   Consents and Approvals; No Violations..........................6
         3.4.   Capitalization of the Company..................................7
         3.5.   Absence of Certain Events......................................8
         3.6.   Company SEC Reports; Financial Statements......................8
         3.7.   Broker's or Finder's Fee.......................................8
         3.8.   State Takeover Laws............................................9

IV.      REPRESENTATIONS AND WARRANTIES OF THE INVESTOR........................9
         4.1.   Due Organization, Good Standing and Corporate Power............9
         4.2.   Authorization and Validity of Agreement........................9
         4.3.   Consents and Approvals; No Violations..........................9
         4.4.   Broker's or Finder's Fee......................................10
         4.5.   Investor Representations......................................10

V.       COVENANTS............................................................10
         5.1.   Efforts to Close..............................................10
         5.2.   Fees and Expenses.............................................10

VI.      CONDITIONS TO THE CLOSINGS...........................................10
         6.1.   Conditions to the Closing.....................................10
         6.2.   Conditions to the Obligations of the Investor.................11
         6.3.   Conditions to the Obligations of the Company..................11

VII.     TERMINATION AND ABANDONMENT..........................................12
         7.1.   Termination ..................................................12

VIII.    MISCELLANEOUS .......................................................12
         8.1.   Nonsurvival of Representations, Warranties and Covenants......12
         8.2.   Amendment and Modification....................................12
         8.3.   Waiver of Compliance..........................................12
         8.4.   Notices ......................................................12
         8.5.   Third Party Beneficiaries.....................................13
         8.6.   Successors and Assigns........................................13
         8.7.   Severability..................................................13
         8.8.   Governing Law.................................................14

         8.9.   Submission to Jurisdiction; Waivers...........................14
         8.10.  Specific Performance..........................................14
         8.11.  Counterparts .................................................14
         8.12.  Entire Agreement..............................................15
         8.13.  Waiver of Jury Trial..........................................15

EXHIBITS

Exhibit A         Form of Registration Rights Agreement

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT (this "Agreement"), is dated as of December 28, 2006, by and among Salton, Inc., a Delaware corporation (the "Company"), and Harbinger Capital Partners Master Fund I, Ltd. (the "Investor").

                                    RECITALS

     A. The Investor has agreed to purchase, and the Company has agreed to issue, Seven Hundred and One Thousand Six Hundred (701,600) shares of common stock, $0.01 par value, of the Company (the "Company Common Stock").

     B. The Company's board of directors (acting upon the unanimous recommendation of the Special Committee) has approved this Agreement and the transactions contemplated hereby.

     C. Concurrently with the execution of this Agreement, and as a condition to the willingness of the Investor to enter into this Agreement, the Company and the Investor will enter into a registration rights agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Investor will be entitled to registration rights with respect to the Issued Shares (as hereinafter defined) on terms and subject to the conditions set forth therein.

     Accordingly, the parties agree as follows:

                                 I. DEFINITIONS

     1.1. Definitions. (a) In addition to the terms defined elsewhere herein, as used in this Agreement, the following terms have the meanings specified below when used in this Agreement with initial capital letters:

     "Action" means any controversy, claim, action, litigation, arbitration, mediation or any other proceeding by or before any Governmental Entity, arbitrator, mediator or other Person acting in a dispute resolution capacity, or any investigation, subpoena or demand preliminary to any of the foregoing.

     "Affiliate" means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For purposes of this Agreement,
(i) the Company and its Subsidiaries shall not be considered Affiliates of the Investor or any of its Affiliates (other than the Company and its Subsidiaries) and (ii) the Investor and its Affiliates shall not be considered Affiliates of the Company or any of its Subsidiaries.

     "Authorization" means any legally required consent or Permit of or from, or declaration or filing with, any Governmental Entity, including any legally required filing with any Governmental Entity and the subsequent expiration of any legally required waiting period under any Antitrust Laws.

     "Company Material Adverse Effect" means a material adverse effect on (i) the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under this Agreement on a timely basis or to consummate the Transactions on a timely basis; provided, however, that in no event shall any of the following be deemed to constitute a Company Material Adverse Effect: any event, circumstance, change or effect resulting from or relating to (i) a change in general political, economic or financial market conditions, (ii) changes affecting the industries generally in which the Company or its Subsidiaries conduct business, (iii) seasonal fluctuations in the business of the Company and its Subsidiaries, (iv) any acts of terrorism or war or (v) compliance with the terms of, or the taking of any action required by, this Agreement; except in the case of each of clauses (i), (ii), (iii) and (iv) to the extent such event, circumstance, change or effect has had a disproportionate effect on the Company and its Subsidiaries as compared to other persons in the industry in which the Company and its Subsidiaries conduct their business.

     "Confidentiality Agreement" means the confidentiality agreement entered into by and between Harbinger Capital Partners Master Fund I, Ltd. and the Company, dated as of October 25, 2006 and amended November 3, 2006, as the same may be amended from time to time in accordance with its terms.

     "Contract" means any legally binding instrument or legal obligation of any kind, whether written or oral.

     "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as a trustee or executor, by Contract or credit arrangement or otherwise.

     "Encumbrance" means any lien, security interest, pledge, mortgage, deed of trust, charge, option or other encumbrance attaching to title to any tangible or intangible property or right.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

     "Governmental Entity" means any arbitrator, court, judicial, legislative, administrative or regulatory agency, commission, department, board, bureau, body or other governmental authority or instrumentality or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether foreign, federal, state or local.

     "Investor Material Adverse Effect" means a material adverse effect on the ability of the Investor to perform its obligations under this Agreement on a timely basis or to consummate the Transactions on a timely basis.

     "Knowledge" (and any variation thereof) means, in the case of the Company, the actual knowledge after due inquiry of the individuals listed on Section 1.1(a) of the Company Disclosure Schedule as of the date of the applicable representation or warranty.

     "Law" means any statute, law, ordinance, rule or regulation of any Governmental Entity.

     "NYSE" means the New York Stock Exchange.

     "Order" means any order, judgment, ruling, decree, writ, permit, license or other requirement of any Governmental Entity.

     "Permit" means any permit, approval, license, authorization, certificate, right, exemption or Order from any Governmental Entity.

     "Person" means any individual or legal entity, including any partnership, joint venture, corporation, trust, unincorporated organization, limited liability company or Governmental Entity.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Committee" means a committee of the Company's board of directors, the members of which are not affiliated with the Company and are not members of the Company's management, formed for the reasons set forth in the resolution establishing such committee.

     "Subsidiary" of any Person means any Person whose financial condition is required to be consolidated with the financial condition of the first Person in the preparation of the first Person's financial statements under GAAP.

     "Transactions" means the transactions contemplated by this Agreement.

           (b) The following terms have the meanings specified in the indicated
Sections:


TERM                                                        SECTION
----                                                        -------
Agreement                                                   Preamble
Closing                                                     2.1(b)
Closing Date                                                2.1(b)
Company                                                     Preamble
Company Common Stock                                        Recitals
Company Disclosure Schedule                                 III
Company Equity Interests                                    3.4(a)
Company Financial Statements                                3.6(b)
Company Options                                             3.4(a)
Company Preferred                                           3.4(a)

Company SEC Reports                                         3.6(a)
Company Series A Preferred                                  3.4(a)
Company Series B Preferred                                  3.4(a)
Company Series C Preferred                                  3.4(a)
Company Stock                                               3.4(a)
Company Warrants                                            3.4(a)
Investor                                                    Preamble
Issued Shares                                               2.1
Measurement Date                                            III
Registration Rights Agreement                               Recitals


     1.2. Interpretation. (a) When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference will be to an Article or Section or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." Unless the context otherwise requires, (i) "or" is disjunctive but not necessarily exclusive, (ii) words in the singular include the plural and vice versa, (iii) the use in this Agreement of a pronoun in reference to a party hereto includes the masculine, feminine or neuter, as the context may require, and (iv) unless otherwise defined herein, terms used herein which are defined in GAAP have the meanings ascribed to them therein. This Agreement will not be interpreted or construed to require any Person to take any action, or fail to take any action, that would violate any applicable Law. The Company Disclosure Schedule, as well as all other Schedules and all Exhibits hereto, will be deemed part of this Agreement and included in any reference to this Agreement. Notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in any Schedule or Exhibit hereto as an exception to a representation or warranty will not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would, individually or in the aggregate, have a Company Material Adverse Effect.

           (b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                               II. STOCK PURCHASE

     2.1. Issued Shares. (a) On the terms and subject to the conditions of this Agreement, at the Closing, in consideration of the payment of $1,754,000 in cash by the Investor to the Company, the Company shall issue to the Investor 701,600 shares of Company Common Stock (the "Issued Shares") by delivering to the Investor a certificate or certificates representing the Issued Shares, in each case, free and clear of all Encumbrances (other than as imposed by federal or state securities laws).

           (b) On the terms and subject to the conditions of this Agreement, the closing of the Transactions (the "Closing") will take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York at 10:00 a.m., New York City time on the date hereof, as soon as practicable following satisfaction or waiver of the conditions set forth in
Article VI hereof (other than those conditions that by their nature or pursuant to the terms of this Agreement are to be satisfied or waived at or immediately prior to the Closing, but subject to the satisfaction or, where permitted, the waiver of those conditions), or at such other date, time or place as the Company and the Investor may agree. The date on which the Closing occurs is referred to as the "Closing Date."

     2.2.  Securities Act Exemption and Compliance; Registration Rights.

           (a) Private Placement. The Issued Shares initially will not be registered under the Securities Act in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in
Section 4(2) thereof and Regulation D promulgated thereunder.

           (b) Legends. In addition to any legend imposed by applicable state securities laws, the certificates representing the shares of Company Common Stock issued pursuant to this Agreement shall bear a restrictive legend, stating substantially as follows:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, OR, AN EXEMPTION SUCH THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

           (c) Registration Rights. The Investor shall be entitled to the registration rights set forth in the Registration Rights Agreement on the terms and subject to the conditions set forth therein.

               III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as disclosed in (x) the Company SEC Reports filed prior to the close of business on December 20, 2006 (the "Measurement Date"), but excluding any risk factor disclosure contained in any such Company SEC Reports under the heading "Risk Factors" or "Cautionary Statement Regarding Forward Looking Statements" or otherwise or (y) the disclosure schedule (the "Company Disclosure Schedule") delivered by the Company to the Investor in connection with the execution of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in this Article
III), the Company hereby represents and warrants to the Investor as follows:

     3.1. Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted. Each of the Company's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing or has equivalent status under the laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing or has equivalent status in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or licensed and in good standing or to have equivalent status would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.2. Authorization and Validity of Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions, have been duly authorized and approved by its board of directors (acting upon the unanimous written consent of the Special Committee) and no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the consummation of the Transactions. This Agreement has been, and the Registration Rights Agreement when executed and delivered will be, duly executed and delivered by the Company, and each is, or will be when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     3.3. Consents and Approvals; No Violations. Assuming (a) the applicable requirements of the Securities Act and state securities or "blue sky" laws and the Exchange Act are met and (b) the required notices to the NYSE related to the Transactions are delivered, the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the Transactions, do not and will not (i) violate or conflict with any provision of its certificate of incorporation or bylaws or the comparable governing documents of any of its Subsidiaries, (ii) violate or conflict with any Law or Order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets may be bound, (iii) require any filing with, or Permit, consent or approval of, or the giving of any notice to, any Governmental Entity, or (iv) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any obligation, right of termination, cancellation, acceleration or increase of any obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries may be bound, excluding in the case of clauses (iii) and (iv) above, conflicts, violations, breaches, defaults, rights of termination, cancellations, accelerations, increases, losses, creations and impositions of Encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.4.  Capitalization of the Company.

           (a) The authorized capital stock of (i) the Company consists of 40,000,000 shares of Company Common Stock, (ii) 2,000,000 shares of Preferred Stock, 40,000 of which are designated Series A Voting Convertible Preferred Stock, $0.01 par value per share and convertible into shares of Company Common Stock (the "Company Series A Preferred"), 500,000 of which are designated Series B Junior Participating Preferred Stock, $0.01 par value per share (the "Company Series B Preferred"), 150,000 of which are designated Series C Preferred Stock, $0.01 par value per share (the "Company Series C Preferred"), and 1,310,000 of which are designated Preferred Stock, $0.01 par value per share (the "Company Preferred" and together with the Company Common Stock, the Company Series A Preferred, the Company Series B Preferred and the Company Series C Preferred, the "Company Stock"). As of the Measurement Date, there were 14,384,390 shares of Company Common Stock (of which 189,750 were Company Restricted Shares) issued and outstanding, 40,000 shares of Company Series A Preferred issued and outstanding, no shares of Company Series B Preferred issued and outstanding, 135,217 shares of Company Series C Preferred issued and outstanding, and no shares of Company Preferred issued and outstanding. As of the Measurement Date, no shares of Company Common Stock were reserved for issuance except for (a) 2,150,795 shares of Company Common Stock that were reserved for issuance upon the exercise of outstanding options (the "Company Options"), (b) 719,320 shares of Company Common Stock reserved for issuance upon the exercise of outstanding warrants (the "Company Warrants") and (c) 3,529,412 shares of Company Common Stock reserved for issuance upon the conversion of the Company Series A Preferred for Company Common Stock. Between the Measurement Date and the date hereof, the Company has not issued any shares of Company Common Stock (other than pursuant to the exercise of Company Options outstanding as of the Measurement Date) or awarded any Company Options. The Company Series B Preferred are issuable in connection with the rights to purchase those shares issued under the Rights Agreement, dated as of June 28, 2004 and as amended on June 7, 2006, by and between the Company and UMB Bank N.A., as rights agent. All issued and outstanding shares of Company Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, except as set forth above and except for shares of Company Common Stock issuable pursuant to the Company Options, Company Warrants and the Company Series A Preferred outstanding as of the Measurement Date, there are no outstanding or authorized options, warrants, rights, calls, commitments, preemptive rights, subscriptions, claims of any character, convertible or exchangeable securities, or other Contracts, contingent or otherwise, relating to Company Common Stock or any capital stock or capital stock equivalent or other nominal interest in the Company or any of its Subsidiaries which relate to the Company (collectively, "Company Equity Interests") pursuant to which the Company or any of its Subsidiaries is or may become obligated to issue or sell shares of its capital stock or other equity interests or any securities convertible into, or exchangeable for, or evidencing the right to subscribe for, any Company Equity Interests. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any outstanding securities of the Company or any Company Equity Interests. There are no Contracts to which the Company is a party relating to the issuance, sale, transfer, registration or voting of any equity securities or other securities of the Company except as listed on Section 3.4(a) of the Company Disclosure Schedule. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which Company Stockholders may vote are issued or outstanding as of the date hereof.

           (b) When issued in accordance with the terms of this Agreement, the Issued Shares to be issued to the Investor pursuant to Section 2.1(a) will be duly authorized, validly issued, fully paid and non assessable free and clear of all Encumbrances (other than as imposed by federal or state securities laws).

     3.5. Absence of Certain Events. Except as required or expressly permitted by this Agreement or as reflected in the Company Financial Statements filed on or prior to the Measurement Date, since July 1, 2006, there has not occurred any event, occurrence or condition which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

     3.6.  Company SEC Reports; Financial Statements.

           (a) Each of the Company and its Subsidiaries has timely filed with the SEC all registration statements, prospectuses, reports, schedules, forms, proxy statements, certifications and other documents (including exhibits and all other information incorporated by reference therein) required to be filed by the Company since June 28, 2003 (the "Company SEC Reports"). The Company SEC Reports
(i) were prepared and will be prepared (when filed after the date of this Agreement) in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed and will not, when filed after the date of this Agreement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequent Company SEC Report filed with the SEC prior to the date of this Agreement. No Subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act by Law or Contract.

           (b) Each of the consolidated financial statements of the Company (including, in each case, any notes thereto) contained in the Company SEC Reports (the "Company Financial Statements") was prepared and will be prepared (when filed after the date of this Agreement) in accordance with GAAP (except as may be indicated in the notes thereto) and presented fairly and will present fairly (when filed after the date of this Agreement) in all material respects the consolidated financial position and consolidated results of operations of the Company and its Subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of unaudited statements, to normal year end audit adjustments in amounts that are immaterial in nature and amounts consistent with past experience.

     3.7. Broker's or Finder's Fee. No Person acting on behalf of the Company or any of its Subsidiaries is, or will be, entitled to any investment banking, broker's, finder's or similar fee for which the Company, the Investor or any of their respective Affiliates after the Closing could have any liabilities in connection with this Agreement or any of the Transactions.

     3.8. State Takeover Laws. The Company's certificate of incorporation contains a provision expressly electing that the Company not be governed by
Section 203 of the DGCL and the Company shall not amend its certificate of incorporation to amend or remove such election. No applicable "takeover" or "interested stockholder" Law is applicable to this Agreement and the Transactions.

               IV. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to the Company as follows:

     4.1. Due Organization, Good Standing and Corporate Power. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     4.2. Authorization and Validity of Agreement. The Investor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Investor, and the consummation by the Investor of the Transactions, have been duly authorized and approved by all necessary action on the part of the Investor and no other action on the part of the Investor is necessary to authorize the execution and delivery of this Agreement or the consummation of the Transactions. This Agreement has been and the Registration Rights Agreement when executed and delivered will be, duly executed and delivered by the Investor and is, or will be when executed and delivered, a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     4.3. Consents and Approvals; No Violations. Assuming (a) the applicable requirements of the Securities Act and state securities or "blue sky" laws and the Exchange Act are met and (b) the required notices to the NYSE related to the Transactions are delivered, the execution and delivery of this Agreement and the Registration Rights Agreement by the Investor and the consummation by the Investor of the Transactions, do not and will not (i) violate or conflict with any provision of its certificate of incorporation, bylaws or other comparable governing documents, as the case may be, (ii) violate or conflict with any Law or Order applicable to the Investor or by which any of their respective properties or assets may be bound, (iii) require any filing with, or Permit, consent or approval of, or the giving of any notice to, any Governmental Entity, or (iv) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, cancellation or acceleration of, or result in the creation of any Encumbrance upon any of the properties or assets of the Investor, or give rise to any obligation, right of termination, cancellation, acceleration or increase of any obligation or a loss of a material benefit under, any of the terms, conditions or provisions of any Contract to which the Investor is a party, or by which the Investor may be bound, excluding in the case of clauses
(iii) and (iv) above, conflicts, violations, breaches, defaults, rights of termination, cancellations, accelerations, increases, losses, creations and impositions of Encumbrances which would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

     4.4. Broker's or Finder's Fee. No Person acting on behalf of the Investor is, or will be, entitled to any investment banking, broker's, finder's or similar fee for which the Company or any of its Affiliates after the Closing could have any liabilities in connection with this Agreement or any of the Transactions.

     4.5. Investor Representations. The Investor acknowledges that the Company Common Stock to be issued pursuant to this Agreement initially will not be registered under the Securities Act in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in
Section 4(2) thereof and Regulation D promulgated thereunder. The Investor is an "accredited investor" as such term is defined under the Securities Act, or, alternatively, has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company and the Company Common Stock. The Issued Shares to be issued to the Investor pursuant to this Agreement are being purchased for investment for the account of the Investor and without the intent of participating directly or indirectly in a distribution of such shares in violation of the Securities Act or other applicable securities laws. In addition to any legend imposed by applicable state securities laws, the certificates representing the Issued Shares will bear the restrictive legends set forth in this Agreement.

                                  V. COVENANTS

     5.1. Efforts to Close. The Company on the one hand, and the Investor on the other, will use its reasonable best efforts to cause all of the conditions, as specified in Article VI, to the obligations of the other party to consummate the Transactions to be met as soon as practicable after the date of this Agreement.

     5.2. Fees and Expenses. (a) The Investor will bear all of the fees and expenses of the Investor and its Affiliates in connection with the Transactions and (b) the Company will bear all of the fees and expenses of the Company and its Affiliates in connection with the Transactions.

                         VI. CONDITIONS TO THE CLOSINGS

     6.1. Conditions to the Closing. The respective obligations of the Company and the Investor to effect the Transactions are subject to the satisfaction or waiver of the following conditions:

           (a) no preliminary or permanent injunction or other Order shall have been issued that would make unlawful the consummation of the Transactions, and consummation of the Transactions shall not be prohibited or made illegal by any Law; and

           (b) all other Authorizations of or filings with any Governmental Entity required in connection with the consummation of the Transactions shall have been made or obtained, except where the failure to make or obtain such Authorizations or filings would not, individually or in the aggregate, have a Company Material Adverse Effect or an Investor Material Adverse Effect.

     6.2. Conditions to the Obligations of the Investor. The obligation of the Investor to effect the Transactions are subject to the satisfaction of each of the following conditions (each of which is for the exclusive benefit of the Investor and may be waived by the Investor):

           (a) all covenants of the Company under this Agreement to be performed by the Company on or before the Closing shall have been duly performed by the Company in all material respects;

           (b) the representations and warranties of the Company in this Agreement (which for purposes of this paragraph shall be read as though none of them contained any materially or material adverse effect qualifications) shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing with the same effect as though made as of the Closing, except where the failure of such representations and warranties to be true and correct in all respects as of the applicable time would not, individually or in the aggregate, have a Company Material Adverse Effect. In addition, the representations and warranties set forth in Section 3.4 shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects as of the Closing with the same effect as though made as of the Closing; and

           (c) The Company shall have executed and delivered the Registration Rights Agreement.

     6.3. Conditions to the Obligations of the Company. The obligation of the Company to effect the Transactions is subject to the satisfaction of each of the following conditions (each of which is for the exclusive benefit of the Company and may be waived by the Company):

           (a) all covenants of the Investor under this Agreement to be performed on or before the Closing Date shall have been duly performed by the Investor in all material respects;

           (b) the representations and warranties of the Investor in this Agreement (which for purposes of this paragraph shall be read as though none of them contained any materiality or material adverse effect qualifications) shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing with the same effect as though made as of the Closing, except where the failure of such representations and warranties to be true and correct in all respects as of the applicable time would not, individually or in the aggregate, have an Investor Material Adverse Effect; and

           (c) the Investor shall have executed and delivered the Registration Rights Agreement.

                        VII. TERMINATION AND ABANDONMENT

     7.1. Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company, on the one hand, and the Investor on the other.

                               VIII. MISCELLANEOUS

     8.1. Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties or covenants in this Agreement will survive the Closing.

     8.2. Amendment and Modification. Subject to applicable Law, this Agreement may be amended, modified, or supplemented only by the written agreement of the parties hereto before the Closing.

     8.3. Waiver of Compliance. Except as otherwise provided in this Agreement, the failure by any Person to comply with any obligation, covenant, agreement or condition may be waived by the Person entitled to the benefit thereof only by a written instrument signed by the Person granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. The failure of any Person to enforce at any time any of the provisions of this Agreement will in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part of this Agreement or the right of any Person thereafter to enforce each and every such provision. No waiver of any breach of any provisions of this Agreement will be held to be a waiver of any other or subsequent breach.

     8.4. Notices. All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the Person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

     If to the Investor:

           c/o 555 Madison Avenue, 16th Floor
           New York, New York 10022
           Attention:  Philip A. Falcone
           Facsimile:  (212) 508 3721

     With a copy to:

           Paul, Weiss, Rifkind, Wharton & Garrison LLP
           1285 Avenue of the Americas
           New York, New York 10019 6064
           Attention:  Bruce A. Gutenplan
                       Robert B. Schumer
           Facsimile:  (212) 757 3990

           and:

           One Riverchase Parkway South
           Birmingham, Alabama  35244
           Attention:  General Counsel
           Facsimile:  (205) 987 5505

     If to the Company:

           Salton, Inc.
           1955 W. Field Court
           Lake Forest, Illinois  60045
           Attention:
           Facsimile:  (847) 803 1186

     With a copy to:

           Sonnenschein Nath & Rosenthal LLP
           7800 Sears Tower, 233 South Wacker Drive
           Chicago, IL  60606 6404
           Attention:  Neal Aizenstein
           Facsimile:  312.876.7934


     8.5. Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     8.6. Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the signatories hereto and their respective successors and permitted assigns. Neither the Company nor the Investor may assign this Agreement or any of their rights or liabilities thereunder without the prior written consent of the other parties hereto, and any attempt to make any such assignment without such consent will be null and void. Any such assignment will not relieve the party making the assignment from any liability under such agreements.

     8.7. Severability. The illegality or partial illegality of any of this Agreement, or any provision hereof, will not affect the validity of the remainder of this Agreement, or any provision hereof, and the illegality or partial illegality of this Agreement will not affect the validity of this Agreement in any jurisdiction in which such determination of illegality or partial illegality has not been made, except in either case to the extent such illegality or partial illegality causes this Agreement to no longer contain all of the material provisions reasonably expected by the parties to be contained herein.

     8.8. Governing Law. This Agreement will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to Contracts made and wholly performed within such state, without regard to any applicable conflict of laws principles.

     8.9. Submission to Jurisdiction; Waivers. The Investor and the Company irrevocably agree that any Action with respect to this Agreement, the Transactions, any provision hereof, the breach, performance, validity or invalidity hereof or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or permitted assigns shall be brought and determined in the Court of Chancery or other courts of the State of Delaware located in the State of Delaware, and the Investor and the Company hereby irrevocably submit and consent with regard to any such Action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. The Investor and the Company hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement, the Transactions, any provision hereof or the breach, performance, enforcement, validity or invalidity hereof, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable Laws, that (i) Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party hereto hereby agrees that, to the fullest extent permitted by Law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 8.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

     8.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Transactions, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

     8.11. Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

     8.12. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), the Registration Rights Agreement and the Confidentiality Agreement constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

     8.13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.13.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the signatories hereto has caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                                 SALTON, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        HARBINGER CAPITAL PARTNERS MASTER
                                        FUND I, LTD.

                                        By:  Harbinger Capital Partners Offshore
                                        Manager, L.L.C., its investment manager



                                        By:
                                           -------------------------------------
                                            Name:  Philip A. Falcone
                                            Title: Senior Managing Director

                                                                       Exhibit A


                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                 (See attached)